EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 26, 2015, between AxoGen, Inc., a Minnesota corporation (the “Company”), and Essex Woodlands Fund IX, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Annual Meeting” has the meaning set forth in Section 4.6(a).

“Base Prospectus” has the meaning set forth in Section 3.1(g).

“Board” means the Company’s board of directors.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means the common shares of the Company, par value $0.01 per share.

“Company Counsel” means DLA Piper LLP with offices located at One Liberty Place, 1650 Market Street, Suite 4900,  Philadelphia, Pennsylvania 19103-7300.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fund Indemnitors” shall have the meaning ascribed to such term in Section 4.2(b).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Knowledge,” with respect to a party, shall mean the actual knowledge, or that which would or should have been known after reasonable inquiry, of any officer, director or employee of the Company or the Subsidiary relating to a particular matter.

“Initial Purchaser Designee” shall have the meaning ascribed to such term in Section 4.6(a).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(n).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Per Share Purchase Price” means $3.60 per share.

“Permitted Lien” means those liens existing pursuant to (i) the Term Loan Agreement, dated as of November 12, 2014, by and among the Company, Axogen Corporation, the lenders party thereto and Three Peaks Capital S.a.r.l. (“Three Peaks”), an indirect wholly-owned subsidiary of Oberland Capital Healthcare Master Fund LP, as administrative and collateral agent for the lenders, and (ii) the Security Agreement, dated as of November 12, 2014, by and among the Company, Axogen Corporation, Three Peaks, as administrative agent and collateral agent for the lenders.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” has the meaning set forth in Section 3.1(g).

“Prospectus Supplement” has the meaning set forth in Section 3.1(g).

“Purchaser Designee” shall have the meaning ascribed to such term in Section 4.6(a).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.2.

“Registration Rights Agreement” shall mean that certain Registration Rights Agreement between the Purchaser and the Company, to be dated as of the Closing Date, in substantially the form of Exhibit A attached hereto, as the same may be amended from time to time.

“Registration Statement” means the effective registration statement with Commission file No. 333-195588 which registers the sale of the Shares (including any registration statement relating to the same offering filed pursuant to Rule 462(b) under the Securities Act to register additional securities).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in Section 2.1.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Common Shares).

“Subscription Amount” has the meaning set forth in Section 2.1.

“Subsidiary” means AxoGen Corporation, a Delaware corporation, which is a wholly owned subsidiary of the Company.

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“Trading Day” means a day on which the NASDAQ Capital Market is open for trading.

“Transaction Agreements” means this Agreement and the Registration Rights Agreement.

“Transfer” means to transfer, sell, convey, contract to sell (including pursuant to any derivative instrument) or otherwise dispose, in each case, for consideration.

“Transfer Agent” means Wells Fargo Shareholder Services.

ARTICLE II.

PURCHASE AND SALE

2.1Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of the Transaction Agreements by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, the number of Common Shares (the “Shares”) equal to $17,499,999.60 (the “Subscription Amount”) divided by the Per Share Purchase Price.  The Company shall deliver the Shares to the Purchaser, against payment by the Purchaser of the Subscription Amount by wire transfer of federal (same day) funds to the account specified by the Company to the Purchaser by causing the Transfer Agent to credit the Shares to the account of the Purchaser. The Closing of the purchase of the Shares shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

2.2Deliveries.

(a)On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)the Transaction Agreements duly executed by the Company;

(ii)a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) the Shares registered in the name of the Purchaser;

(iii)the Prospectus and Prospectus Supplement (which may be deemed delivered pursuant to Rule 172 under the Securities Act) which may be filed with the SEC within two days of the Closing Date;

(iv)a  certificate in form and substance reasonably satisfactory to the Purchaser duly executed on behalf of the Company by an authorized executive officer of the Company, certifying that (A) the representations and warranties of the Company contained in Article III shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified

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date), and (B) the conditions to Closing set forth in Section 2.3(a)(ii) of this Agreement have been fulfilled;

(v)a certificate of the secretary of the Company dated as of the Closing Date certifying (A) that attached thereto is a true and complete copy of the bylaws of the Company as in effect at the time of the actions by the Board referred to in clause (B) below, and on the Closing Date; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board authorizing the execution, delivery and performance of the Transaction Agreements and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby as of the Closing Date; (C) that attached thereto is a true and complete copy of the Company’s Certificate of Incorporation as in effect at the time of the actions by the Board referred to in clause (B) above, and on the Closing Date; and (D) as to the incumbency of any officer of the Company executing a Transaction Agreement on behalf of the Company; and

(vi) a legal opinion of Company Counsel, in form and substance reasonably satisfactory to the Purchaser.

(b)On or prior to the Closing Date, the Purchaser shall deliver to the Company, the following:

(i)the Transaction Agreements duly executed by the Purchaser; and

(ii)the Subscription Amount by wire transfer to the account specified by the Company.

2.3Closing Conditions.

(a)The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or able to be satisfied contemporaneous with the Closing:

(i)the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met or able to be satisfied contemporaneous with the Closing:

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(i)the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv)there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)there shall be a vacancy on the Board to permit the appointment of the Purchaser Designee to the Board as of the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Purchaser:

(a)Subsidiary.  Other than Permitted Liens, the Company owns, directly or indirectly, all of the capital stock or other equity interests of the Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. Other than the Subsidiary, the Company does not control, directly or indirectly, through one or more intermediaries, any other Person.

(b)Organization and Qualification.  Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor the Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a material adverse effect on (i) the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (ii) the consummation of the transactions contemplated by the Transaction Agreements or the Prospectus Supplement (each, a  “Material Adverse Effect”).

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(c)Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Agreements and otherwise to carry out its obligations thereunder.  The execution and delivery of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, its officers, directors and shareholders and no further action is required by the Company, its officers, directors or shareholders in connection therewith other than in connection with the Required Approvals.  The Transaction Agreements have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)No Conflicts.  The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Shares and the consummation by it of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)Filings, Consents and Approvals.  Except as provided in the Registration Rights Agreement, the Company is not required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Agreements and the consummation of the transactions contemplated thereby, other than: (i) the filing with the Commission of the Prospectus Supplement, and (ii) application to the NASDAQ Capital Market for the listing of the Shares for trading thereon in the time and manner required thereby (collectively, clauses (i) and (ii), the “Required Approvals”).

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(f)Issuance of the Shares.  The Shares have been duly authorized by the Company and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and nonassessable and free and clear of any Lien and will conform to the description thereof in the Registration Statement and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been waived.

(g)Registration.

(i)         The Company has filed with the Commission a “shelf” registration statement relating to the Common Shares on Form S-3 (Registration No. 333-195588), which has become effective, under the Securities Act.  The registration statement, as amended or supplemented as of the date of this Agreement, including the exhibits and information (if any) deemed to be part of the registration statement pursuant to Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement.”  The base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus.”  The term “Prospectus” means the Base Prospectus and any amendments or further supplements to such prospectus, and including, without limitation, the final prospectus supplement (the “Prospectus Supplement”), to be filed pursuant to and within the limits described in Rule 424(b) with the Commission in connection with the sale of the Shares contemplated by this Agreement through the date of such prospectus supplement. Unless otherwise stated herein, any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act on or before the date hereof or are so filed hereafter. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement or Prospectus, as the case may be, and deemed to be incorporated therein by reference. No stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission.

(ii)       As of the date hereof, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented), complied as to form in all material respects to the requirements of the Securities Act, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading.

(iii)     The Company meets all conditions and requirements for the use of Form S-3 to register the offer and sale of the Shares.

(iv)     The sale of the Shares has been duly registered under the Securities Act pursuant to the Registration Statement.

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(v)      The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive or similar rights that have not been effectively waived.  The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding Common Shares due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof, including without limitation issuances of shares under the Company’s employee stock purchase plan) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus.  The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects.  Except as disclosed in or contemplated by the Registration Statement or the Prospectus, as of the dates referred to therein, the Company did not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(h)SEC Reports; Financial Statements.

(i)       The Company has filed all reports, schedules, forms, statements and other documents with the Commission required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof and the Company will file prior to the Closing all forms, reports and documents with the Commission that are required to be filed by it under the Securities Act and the Exchange Act prior to such time (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received or will receive a valid extension of such time of filing and has filed or will file any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods specified therein (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(ii)     To the Knowledge of the Company, since January 1, 2012, the Company has (x) devised and maintained a system of internal accounting controls sufficient to

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provide reasonable assurances regarding the reliability of financial reporting and preparation of financial statements in accordance with GAAP, and has evaluated such system on a quarterly basis and concluded that it is effective and (y) disclosed to the Company’s auditors and the audit committee of the Company’s board of directors (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that have been identified and which are reasonably likely to adversely affect the Company’s or the Subsidiary’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiary required to be included in the Company’s periodic reports under the Exchange Act is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, and, to the Knowledge of the Company, such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and its principal financial officer to such material information required to be included in the Company’s periodic reports required under the Exchange Act.  There are no outstanding loans made by the Company or the Subsidiary to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.  Since the enactment of the Sarbanes-Oxley Act of 2002, neither the Company nor the Subsidiary has made any loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company or the Subsidiary.

(iii)    Neither the Company nor the Subsidiary is a party to, or has any commitment to become a party to, (x) any off-balance sheet partnership or any similar contract or arrangement (including any contract or arrangement relating to any transaction or relationship between or among the Company and the Subsidiary, on the one hand, and any unconsolidated Affiliate on the other hand), including any “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated by the Commission); (y) any hedging, derivatives or similar contract or arrangement, in each case in an amount material to the Company and the Subsidiary, taken as a whole, or (z) any contract or arrangement pursuant to which the Company or the Subsidiary is obligated to make any capital contribution or other investment in or loan to any Person (other than a Subsidiary of the Company).

(i)Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, the business of the Company and the Subsidiary has been conducted in the ordinary course of business consistent with past practices and (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase

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or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Shares contemplated by this Agreement or as set forth in the Prospectus, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or the Subsidiary or their respective businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j)Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of the Transaction Agreements or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in the case of clauses (ii) or (iii) as could not have or reasonably be expected to result in a Material Adverse Effect.  To the knowledge of the Company, neither the Company or the Subsidiary nor any director, officer, employee, consultant or agent of the Company or the Subsidiary has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity, (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic

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political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, (iii) consummated any transaction, made any payment, entered into any contract or arrangement or taken any other action in violation of Section 1128B(b) of the U.S. Social Security Act, as amended, or (iv) made any other similar unlawful payment under any similar foreign laws.

(l)Regulatory Permits.  The Company and the Subsidiary possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m)Title to Assets.  The Company and the Subsidiary have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property (whether tangible or intangible) owned by them that is material to the business of the Company and the Subsidiary, in each case free and clear of all Liens, except for (i) Permitted Liens, (ii) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.  Other than Permitted Liens, any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiary are in compliance.

(n)Intellectual Property.  The Company and the Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports except for such failure to so have that could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  All such Intellectual Property Rights are enforceable and to the knowledge of the Company there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and the Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Since December 31, 2013, neither the Company nor the Subsidiary (i) has received any written claim or notice alleging any such infringement, violation or misappropriation, or (ii) has been or is subject to any settlement, order, decree, injunction, or stipulation imposed by any governmental authority that may affect the use, validity or enforceability of Intellectual Property Rights.

(o)Insurance.  The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary

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are engaged and which the Company believes is adequate for the operation of its business, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.  All such insurance policies are in full force and effect, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.  To the knowledge of the Company, there is no material claim pending under any of such policies as to which coverage has been denied or disputed by the underwriters of such policies and there has been no threatened termination of any such policies.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(p)Certain Fees.  Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(q)Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(r)Listing and Maintenance Requirements.  The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the NASDAQ Capital Market, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NASDAQ Capital Market, nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing.  The Company has not, in the 12 months preceding the date hereof, received notice from the NASDAQ Capital Market on which the Common Shares are or have been listed to the effect that the Company is not in compliance with the listing or maintenance requirements of the NASDAQ Capital Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(s)Tax Status.  The Company and the Subsidiary each (i) has made or filed all material United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is

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subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(t)Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(u)U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(v)Minnesota Business Combination Statute.   The execution, delivery and performance by the Company of the Transaction Agreements, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated thereby have been approved by a committee of the Board comprised solely of one or more disinterested directors and formed and acting in accordance with Section 302A.673 of the Minnesota Business Combination Statute, such that Purchaser will not be deemed an interested shareholder following the issuance and sale of the Shares, and there is no other applicable business combination statute or similar statute under the Minnesota statutes that would be implicated by the Transaction Agreements and the transactions contemplated thereby.

3.2Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date (unless as of a specific date therein) to the Company as follows:

(a)        Organization; Authority.  The Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Agreements and otherwise to carry out its obligations thereunder. The execution and delivery of the Transaction Agreements and performance by the Purchaser of the transactions contemplated by the Transaction Agreements have been duly authorized by all necessary corporate action on the part of the Purchaser.  The Transaction Agreements have been duly executed and delivered by the Purchaser and constitute the valid and legally binding obligations of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws

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of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)        Understandings or Arrangements.  The Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

(c)            Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of July 23, 2015.

(d)        No Legal Advice from the Company.  The Purchaser acknowledges that it had the opportunity to review the Transaction Agreements and the transactions contemplated by the Transaction Agreements with its own legal counsel and investment and tax advisors.  The Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company, except as specifically set forth in the Transaction Agreements, or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by the Transaction Agreements or the securities laws of any jurisdiction.

(e)        No Trading while in Possession of Material Non-Public Information.  The Purchaser acknowledges and agrees that it is in possession of material non-public information of the Company and shall not trade any Common Shares until the earlier of (A) November 23, 2015, and (B) the date on which the Company has filed with the SEC (i) its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015, and (ii) its Current Report on Form 8-K regarding the transactions contemplated by this Agreement (collectively, the “Non-Public Information”).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1Furnishing of Information; Public Information.  Until the time the Purchaser owns no Shares, the Company covenants to maintain the registration of the Common Shares under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.2Indemnification of the Purchaser.

(a)Indemnification by Company.     Subject to the provisions of this Section 4.2, the Company will indemnify and hold the Purchaser and its directors, officers,

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stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party (including any derivative action brought by any shareholder on behalf of the Company), with respect to the transactions contemplated by this Agreement (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under this Agreement or any agreements or understandings such Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance), (c) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), or the Prospectus, (d) any omission or alleged omission to state a material fact required to be stated in such Registration Statement or the Prospectus, or necessary to make the statements made therein not misleading.  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel (not to exceed 90 days) or (iii) in such action there is a conflict or potential conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel and local counsel and shall pay such fees and expenses as incurred.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; provided, however, that if at any time a Purchaser Party shall have requested the Company to reimburse such Purchaser Party for fees and expenses of counsel as contemplated by this Section 4.2, the Company agrees that its shall be liable for any settlement of any proceeding effected without their written consent if (i) such settlement is entered into more than 30 days after receipt by such Purchaser Party of the aforesaid

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request, (ii) the Company shall have received notice of the terms of such settlement at least 10 days prior to such settlement being entered into, and (iii) the Company shall not have reimbursed the Purchaser Party in accordance with such request; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement. The Company shall not, without the prior written consent of the Purchaser, not to be unreasonably withheld, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Purchaser Party is or could have been a party and indemnity was or could have been sought hereunder by such Purchaser Party, unless such settlement, compromise or consent (i) includes an unconditional release of such Purchaser Party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any Purchaser Party. The indemnification required by this Section 4.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

(b)Company as Indemnitor of First Resort. The Company hereby acknowledges that a Purchaser Party may have certain rights to indemnification, advancement of expenses or insurance, provided by Purchaser and certain of its affiliates (other than the Company and its subsidiaries, collectively, the “Fund Indemnitors”). In the event that any Purchaser Party is, or is threatened to be made, a party to or a participant in any proceeding, to the extent resulting from any claim based on a Purchaser Party’s service to the Company as a director or other fiduciary of the Company, then the Company shall (i) be an indemnitor of first resort (i.e., its obligations to such Purchaser Party are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Purchaser Party are secondary), (ii) be required to advance reasonable expenses incurred by such Purchaser Party, and (iii) be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement,  Section 302A.521 subdivisions 2 and 3 of the Minnesota Statutes, and any provision of the Company’s bylaws or Certificate of Incorporation, as amended (or any other agreement between the Company and Purchaser), without regard to any rights such Purchaser Party may have against the Fund Indemnitors. The Company irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. No advancement or payment by the Fund Indemnitors on behalf of a Purchaser Party with respect to any claim for which such Purchaser Party has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Purchaser Party against the Company. The Fund Indemnitors are third party beneficiaries of the terms of this Section 4.2 (b).

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(c)Amendment to Indemnification.  For so long as a  Purchaser Designee is serving on the Board, the Company shall not amend any provision relating to indemnification in its bylaws or Articles of Incorporation, as amended, without the written consent of Purchaser.

4.3Reservation of Common Shares. As of the date hereof, the Company has reserved, free of preemptive rights, a sufficient number of Common Shares for the purpose of enabling the Company to issue the Shares pursuant to this Agreement.

4.4Listing of Common Shares. The Company hereby agrees to apply to list the Shares on the NASDAQ Capital Market and promptly secure the listing of the Shares on the NASDAQ Capital Market.

4.5 Disclosure of Non-Public Information.  The Company hereby covenants and agrees with the Purchaser that the Company will file with or furnish to the Commission a Form 8-K, Form 10-Q or widely disseminate a press release disclosing in full all of the Non-Public Information by no later than 5:30 p.m. (Eastern) on November 14, 2015.

4.6Board Designee.

(a)Purchaser Designee.    Effective immediately after the Closing, and, in the case of any Purchaser Designee other than the Initial Purchaser Designee (as defined below), for so long as Purchaser (and its Affiliates) beneficially owns at least thirty three percent (33%) of the Shares issued to Purchaser at the closing, Purchaser shall have the right to designate, and the Company shall nominate and recommend in the Company’s proxy statement for each annual meeting of Shareholders (the “Annual Meeting”), one individual designated by the Purchaser and approved by the Company, such approval not to be unreasonably withheld (the “Purchaser Designee”), who shall serve on the Board until the Company’s next succeeding Annual Meeting.  Immediately following the Closing, the Company shall appoint the Purchaser Designee to the Board with a term expiring at the Company’s next Annual Meeting.  The initial Purchaser Designee shall be Guido Neels (the “Initial Purchaser Designee”).   If there is a vacancy on the Board as a result of (1) the resignation, death or removal of the Purchaser Designee, or (2) the Purchaser Designee’s failure to obtain the requisite approval of the Company’s shareholders necessary for election at any annual or special meeting of the Company’s shareholders, and where no other individual is elected to fill such vacancy, Purchaser shall have the right to designate another Purchaser Designee to fill such vacancy, and the Company shall take all actions necessary to appoint such individual to the Board.  The Company shall have taken all actions necessary at or prior to the Closing to ensure there is a vacancy on the Board as of the Closing to permit the appointment of the Purchaser Designee to the Board as of the Closing.  The Company covenants and agrees to take no action that is inconsistent with the objective of having Purchaser Designee serve on the Board pursuant to this Section 4.6(a).

(b)Limitation on Removal.    Purchaser Designee shall notify the Company if such Purchaser Designee becomes or expects to become an officer or director of any company not listed on Exhibit B attached hereto.  A Purchaser Designee director may not

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be subject to removal from the Board pursuant to Article 3.10(b) of the Company’s bylaws unless the Board objects to Purchaser Designee becoming an officer or director of a company within 10 business days of being notified thereof pursuant to the prior sentence because the Board has bona fide reason to believe such company engages in activity that is competitive with any business of the Company, in which case such Purchaser director shall remain subject to removal from the Board; provided, however, that Purchaser Designee shall not be subject to removal pursuant to this Section 4.6(b) for Purchaser Designee’s service as an officer or director of any company listed in Exhibit B attached hereto.

(c)Waiver of Corporate Opportunities.   In recognition that the Purchaser and Purchaser Designee currently have and will in the future have, or will consider, investments in numerous companies with respect to which Purchaser, Purchaser Designee or another Purchaser Party may serve as an advisor, a director or in some other capacity, and in recognition that Purchaser, Purchaser Designee and other Purchaser Parties have myriad duties to various investors and partners, and in anticipation that the Company and its subsidiaries, on the one hand, and the Purchaser, Purchaser Designee and any other Purchaser Party, on the other hand, may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Company hereunder and in recognition of the difficulties which may confront any advisor who desires and endeavors fully to satisfy such advisor’s duties in determining the full scope of such duties in any particular situation, the provisions of this Section 4.6(c) are set forth to regulate, define and guide the conduct of certain affairs of the Company as they may involve the Purchaser, Purchaser Designee or Purchaser Party, and, except as the Purchaser and Purchaser Designee may otherwise agree in writing after the date hereof:

(i)        the Purchaser, Purchaser Designee and any Purchaser Party will have the right: (A) to directly or indirectly engage in any business (including, without limitation, any business activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Company and its subsidiaries), (B) to directly or indirectly do business with any client or customer of the Company and its subsidiaries, (C) to take any other action that the Purchaser, Purchaser Designee or Purchaser Party believes in good faith is necessary to or appropriate to fulfill its obligations as described in the first sentence of this Section 4.6(c) to third parties and (D) not to communicate or present potential transactions, matters or business opportunities to the Company or any of its subsidiaries, and to pursue, directly or indirectly, any such opportunity for itself, and to direct any such opportunity to another person or entity;

(ii)        the Purchaser, Purchaser Designee and any Purchaser Party will have no duty (contractual or otherwise) to communicate or present any corporate opportunities to the Company or any of its Affiliates or to refrain from any actions specified in the preceding paragraph, and the Company, on its own behalf and on behalf of its Affiliates, hereby renounces and waives any right to require the Purchaser, Purchaser Designee or any Purchaser Party to act in a manner inconsistent with the provisions of this Section 4.6(c);

(iii)       none of the Purchaser, Purchaser Designee or any Purchaser Party will be liable to the Company or any of its Affiliates for breach of any duty (contractual or

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otherwise) by reason of any activities or omissions of the types referred to in this Section 4.6(c) or of any such person’s or entity’s participation therein; and

(iv)       there is no restriction on Purchaser, Purchaser Designee or any Purchaser Party using such knowledge and understanding in making investment, voting, monitoring, governance or other decisions relating to other entities or securities.

(d)Benefits.   During the period that a Purchaser Designee is a director of the Board, such director shall be entitled to the same benefits, including benefits under any director and officer indemnification or insurance policy maintained by the Company, as any other director of the Board.

(e)Initial Purchaser Designee.   Effective immediately after the Closing, Purchaser shall designate Guido Neels as the Initial Purchaser Designee.

ARTICLE V.

MISCELLANEOUS

5.1Termination.  This Agreement may be terminated by the Purchaser by written notice to the Company, if the Closing has not been consummated on or before September 1, 2015.  In the event of termination of this Agreement pursuant to this Section 5.1, the Agreement shall forthwith become void and there shall be no liability on the part of either party; provided, however, that nothing herein shall relieve either party from liability for (i) any breach of this Agreement or any agreement made as of the date hereof or subsequent thereto pursuant to this Agreement or (ii) any willful breach of, or fraud in connection with this Agreement.

5.2Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Agreements; provided, however, that the Company shall reimburse Purchaser for up to $150,000.00 of such fees and expenses incurred by Purchaser and any fees and expenses provided for under the Registration Rights Agreement.  The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to the Purchaser.

5.3Entire Agreement.  The Transaction Agreements, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents.

5.4Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of

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transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the next Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchaser.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger).  The Purchaser may assign any or all of its rights under the Transaction Agreements to any Person to whom the Purchaser assigns or transfers any Shares.

5.8No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2.

5.9Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing

21

contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action, suit or proceeding to enforce any provisions of this Agreement, then, in addition to the obligations of the Company under Section 4.2, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.11Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13Replacement of Shares.  If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by the Purchaser by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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5.15Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto. In addition, each and every reference to share prices and Common Shares in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Shares that occur after the date of this Agreement.

5.17WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AXOGEN, INC.		Address for Notice:

AxoGen, Inc.
By:	/s/ Greg Freitag	13631 Progress Blvd., Suite 400
	Name: Greg Freitag	Alachua, Florida 32615
	Title: Chief Financial Officer, General Counsel &	Attention: General Counsel
	VP Business Development	Telephone: (386) 462-6800
Facsimile: (386) 462-6801
Email: gfreitag@axogeninc.com

With a copy to (which shall not constitute notice):

DLA Piper LLP (US)
One Liberty Place
1650 Market Street, Suite 4900
Philadelphia, Pennsylvania 19103-7300

Attention: Fahd M.T. Riaz, Esq.
Telephone: 215.656.3316
Facsimile: 215.606.2069
Email: Fahd.Riaz@dlapiper.com

[Signature Page of AxoGen, Inc. to Securities Purchase Agreement]

1

Essex Woodlands Fund ix, l.p.		Address for Notice:

By:	Essex Woodlands Fund IX-GP, L.P., its General Partner	Essex Woodlands Fund IX, L.P.
21 Waterway Avenue, Suite 225
By:	Essex Woodlands IX, LLC, its General Partner	The Woodlands, TX 77380
Attn: Richard Kolodziejcyk, Chief
Financial Officer
rkolodziejcyk@ewhv.com
Office: (281) 364-8338
Fax: (281) 364-9755
By:	/s/ R. Scott Barry
Name: R. Scott Barry
	Title: Manager	With a copy to (which shall not constitute notice):

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111
Attention: Thomas Holden
thomas.holden@ropesgray.com
Office: (415) 315-2355
Fax: (415) 315-4823

[Signature Page of Essex Woodlands Fund IX, L.P. to Securities Purchase Agreement]

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EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

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REGISTRATION RIGHTS AGREEMENT BY AND AMONG AxoGen, Inc. and Essex Woodlands Fund IX, L.P. Dated as of August 26, 2015

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TABLE OF CONTENTS

ARTICLE I  EFFECTIVENESS.1

Section 1.1.Effectiveness..1

ARTICLE II DEFINITIONS.1

Section 2.1.Definitions..1

Section 2.2.Other Interpretive Provisions..4

ARTICLE III REGISTRATION RIGHTS.5

Section 3.1.Demand Registration..5

Section 3.2.Shelf Registration..6

Section 3.3.Piggyback Registration..8

Section 3.4.Lock-Up Agreements..9

Section 3.5.Registration Procedures..10

Section 3.6.Underwritten Offerings..15

Section 3.7.No Inconsistent Agreements; Additional Rights..16

Section 3.9.Registration Expenses..16

Section 3.9.Indemnification..17

Section 3.10.Rules 144 and 144A and Regulation S..20

Section 3.11.Existing Registration Statements..20

ARTICLE IV MISCELLANEOUS.21

Section 4.1.Authority;  Effect.21

Section 4.2.Notices.21

Section 4.3.Termination and Effect of Termination..22

Section 4.4.Permitted Transferees..22

Section 4.5.Remedies.22

Section 4.6.Amendments.23

Section 4.7.Governing Law.23

Section 4.8.Consent to Jurisdiction..23

Section 4.9.WAIVER OF JURY TRIAL..24

Section 4.10.Merger; Binding Effect, Etc..24

Section 4.11.Counterparts..24

Section 4.12Severability..24

Section 4.13.No Recourse..24

i

This REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of August 26, 2015, is made by and among:

i.AxoGen, Inc., a Minnesota corporation (the “Company”); and

ii. Essex Woodlands Fund IX, L.P., a Delaware limited partnership (together with its Permitted Transferees that become party hereto, the “Purchaser”).

RECITALS

WHEREAS, on or about the date hereof, the Company is entering into a Securities Purchase Agreement by and between the Company and the Purchaser (the “Purchase Agreement”); and

WHEREAS, the parties believe that it is in the best interests of the Company and the other parties hereto to set forth their agreements regarding registration rights.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I	EFFECTIVENESS
Section 1.1. Effectiveness. This Agreement shall become effective upon the Closing Date, as defined in the Purchase Agreement.
ARTICLE II	DEFINITIONS
Section 2.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company: (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any specified Person, (a) any Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person or (b) in the event that the specified Person is a natural Person, a Member of the Immediate Family of such Person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of Purchaser.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement”  shall have the meaning set forth in the preamble.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Common Stock”  means the common stock of the Company, par value $0.01 per share.

 “Demand Registration”  shall have the meaning set forth in Section 3.1.1(a).

“Demand Registration Request”  shall have the meaning set forth in Section 3.1.1(a).

“Demand Registration Statement”  shall have the meaning set forth in Section 3.1.1(c).

“Demand Suspension”  shall have the meaning set forth in Section 3.1.6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

 “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Loss”  shall have the meaning set forth in Section 3.9.1.

“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trustee, solely in his or her capacity as trustee, for a trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.

“Permitted Transferee” means any Affiliate of Purchaser.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Notice”  shall have the meaning set forth in Section 3.3.1.

“Piggyback Registration”  shall have the meaning set forth in Section 3.3.1.

“Potential Takedown Participant” shall have the meaning set forth in Section 3.2.5(b).

 “Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

“Purchase Agreement” shall have the meaning ascribed to such term in the preamble.

“Registrable Securities” means (i) all shares of Common Stock that are not then subject to forfeiture to the Company, (ii) all shares of Common Stock issuable upon exercise, conversion or exchange of any option, warrant or convertible security not then subject to vesting or forfeiture to the Company and (iii) all shares of Common Stock directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been Transferred pursuant to Rule 144, (y) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by Purchaser, or (z) such securities shall have ceased to be outstanding.

“Registration” means registration under the Securities Act of the offer and sale to the public of any Registrable Securities under a Registration Statement.  The terms “register”, “registered” and “registering” shall have correlative meanings.

“Registration Expenses”  shall have the meaning set forth in Section 3.8.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act,  including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Stockholder Information”  shall have the meaning set forth in Section 3.9.1.

 “Shelf Period”  shall have the meaning set forth in Section 3.2.3.

“Shelf Registration”  shall have the meaning set forth in Section 3.2.1(a).

“Shelf Registration Request”  shall have the meaning set forth in Section 3.2.1(a).

“Shelf Registration Statement”  shall have the meaning set forth in Section 3.2.1(a).

“Shelf Suspension”  shall have the meaning set forth in Section 3.2.4.

“Shelf Takedown Request”  shall have the meaning set forth in Section 3.2.5(a).

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Underwritten Public Offering” means an underwritten Public Offering,  including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” means an Underwritten Public Offering pursuant to an effective Shelf Registration Statement.

“UFRF Agreement” shall have the meaning set forth in Section 3.7.

“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.

Section 2.2. Other Interpretive Provisions. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified.

The term “including” is not limiting and means “including without limitation.”

The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE III	REGISTRATION RIGHTS

The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it.  Purchaser will perform and comply with such of the following provisions as are applicable to Purchaser.

Section 3.1. Demand Registration.
Section 3.1.1. Request for Demand Registration.
(a)

At any time six (6) months after the date of this Agreement, Purchaser shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by Purchaser. Any such Registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration”.

(b)

Each Demand Registration Request shall specify (x) the kind and aggregate amount of Registrable Securities to be registered, provided that the anticipated net proceeds from the Registrable Securities to be registered must be at least $4,375,000, and (y) the intended method or methods of disposition thereof.
(c)

Upon receipt of a Demand Registration Request, the Company shall as promptly as practicable file a Registration Statement (a “Demand Registration Statement”) relating to such Demand Registration, and use its reasonable best efforts to cause such Demand Registration Statement to be promptly declared effective under the Securities Act.

Section 3.1.2. Limitation on Demand Registrations.  The Company shall not be obligated to take any action to effect any Demand Registration if a Demand Registration was declared effective or an Underwritten Shelf Takedown requested by Purchaser was consummated within the preceding ninety (90) days.

Section 3.1.3. Demand Withdrawal.  Purchaser may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement.  Upon receipt of a notice to such effect from Purchaser with respect to all of its Registrable Securities included in such Demand Registration, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement.

Section 3.1.4. Effective Registration.  The Company shall use reasonable best efforts to cause the Demand Registration Statement to become effective and remain effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an Underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.

Section 3.1.5. Delay in Filing; Suspension of Registration.  If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to Purchaser, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided,  however, that the Company shall not be permitted to exercise a Demand Suspension more than once during any twelve (12)-month period for a period not to exceed sixty (60) days.  In the case of a Demand Suspension,  Purchaser agrees to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  The Company shall immediately notify Purchaser in writing upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to Purchaser such numbers of copies of the Prospectus as so amended or supplemented as Purchaser may reasonably request.  The Company shall, if necessary, supplement or amend the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the

Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Purchaser.
Section 3.2. Shelf Registration.
Section 3.2.1. Request for Shelf Registration.
(a)

At any time six (6) months after the date of this Agreement, upon the written request of Purchaser from time to time (a “Shelf Registration Request”), the Company shall promptly file with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act  (“Shelf Registration Statement”) relating to the offer and sale of Registrable Securities by Purchaser from time to time in accordance with the methods of distribution elected by Purchaser, and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to promptly become effective under the Securities Act. Any such Registration pursuant to a Shelf Registration Request shall hereinafter be referred to as a “Shelf Registration.”

(b)

If on the date of the Shelf Registration Request the Company is a WKSI, then the Shelf Registration Request may request Registration of an unspecified amount of Registrable Securities to be sold by unspecified holders. If on the date of the Shelf Registration Request the Company is not a WKSI, then the Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered. The Company shall provide to Purchaser the information necessary to determine the Company’s status as a WKSI upon request.

Section 3.2.2. Continued Effectiveness.  The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by Purchaser until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which Purchaser no longer holds Registrable Securities  (such period of effectiveness, the “Shelf Period”).  Subject to Section 3.2.4, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Purchaser not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

Section 3.2.3. Suspension of Registration.  If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to

Purchaser, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided,  however, that the Company shall not be permitted to exercise a Shelf Suspension more than one time during any twelve (12)-month period for a period not to exceed sixty (60) days.  In the case of a Shelf Suspension,  Purchaser agrees to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  The Company shall immediately notify Purchaser in writing upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to Purchaser such numbers of copies of the Prospectus as so amended or supplemented as Purchaser may reasonably request.  The Company shall, if necessary, supplement or amend the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by Purchaser.

Section 3.2.4. Shelf Takedown.
(a)

At any time the Company has an effective Shelf Registration Statement with respect to Purchaser’s Registrable Securities, by notice to the Company specifying the intended method or methods of disposition thereof, Purchaser may make a written request (a “Shelf Takedown Request”) to the Company to effect a Public Offering,  including an Underwritten Shelf Takedown, of all or a portion of such Purchaser’s Registrable Securities that may be registered under such Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the Shelf Registration Statement as necessary for such purpose.

(b)

All determinations as to whether to complete any Underwritten Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten Shelf Takedown contemplated by this Section 3.2.5 shall be determined by the Purchaser.

(c)

The Company shall not be obligated to take any action to effect any Underwritten Shelf Takedown if (x) the anticipated net proceeds from the Registrable Securities to be sold are not at least $4,375,000, or (y) a Demand Registration was declared effective or an Underwritten Shelf Takedown requested by Purchaser was consummated within the preceding ninety (90) days.

Section 3.3. Piggyback Registration.

Section 3.3.1. Participation.  If the Company at any time proposes to file a Registration Statement under the Securities Act or to conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Sections 3.1 or 3.2, (ii) a Registration on Form S-4 or Form S-8 or any successor form to such forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement), then, as soon as practicable (but in no event less than ten (10) Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public Offering under a Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to Purchaser, and such Piggyback Notice shall offer Purchaser the opportunity to register under such Registration Statement, or to sell in such Public Offering, such number of Registrable Securities as Purchaser may request in writing (a “Piggyback Registration”).  Subject to Section 3.3.2, the Company shall include in such Registration Statement or in such Public Offering as applicable, all such Registrable Securities that are requested to be included therein within seven (7) Business Days after the receipt from Purchaser of any such notice; provided,  however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, or the pricing or trade date of a Public Offering under a Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay the Registration or sale of such securities, the Company shall give written notice of such determination to Purchaser and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of Purchaser to request that such Registration or sale be effected as a Demand Registration under Section 3.1 or an Underwritten Shelf Takedown under Section 3.2, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten Shelf Takedown, as the case may be, shall be permitted to delay registering or selling any Registrable Securities, for the same period as the delay in registering or selling such other securities.  Purchaser shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw.

Section 3.3.2. Priority of Piggyback Registration.  If the managing underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration informs the Company and Purchaser in writing that, in its or their opinion, the number of securities that Purchaser and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, one hundred percent (100%) of the securities that the Company proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Purchaser’s Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

Section 3.3.3. No Effect on Other Registrations.  No Registration of Registrable Securities effected pursuant to a request under this Section 3.3 shall be deemed to have been effected pursuant to Sections 3.1 and 3.2 or shall relieve the Company of its obligations under Sections 3.1 and 3.2.

Section 3.4. Lock-Up Agreements.    In connection with each Registration or sale of Registrable Securities pursuant to Section 3.1, 3.2 or 3.3 conducted as an Underwritten Public Offering,  the Company agrees to cause its directors and executive officers, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such Underwritten Public Offering restricting such directors and officers and their respective affiliated funds from (a) transferring, directly or indirectly, any equity securities of the Company held by such director, officer or affiliated fund or (b) entering into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to the Underwritten Public Offering  and ending on the date specified by the underwriters (such period not to exceed ninety (90) days plus such additional period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable).

Section 3.5. Registration Procedures.

Section 3.5.1. Requirements.  In connection with the Company’s obligations under Sections 3.1 – 3.4, the Company shall use its reasonable best efforts to effect such Registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(a)

As promptly as practicable prepare the required Registration Statement,  including all exhibits and financial statements required under the Securities Act to be filed therewith and Prospectus, and, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to Purchaser, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and Purchaser and their respective counsel, (y) make such changes in such documents concerning Purchaser prior to the filing thereof as Purchaser, or its counsel, may reasonably request and (z) except in the case of a Registration under Section 3.3 not file any Registration Statement or Prospectus or amendments or supplements thereto to which Purchaser, in such capacity, or the underwriters, if any, shall reasonably object;

(b)	prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by Purchaser with Registrable Securities covered by such Registration Statement, (y) reasonably requested by Purchaser (to the extent such request relates to information relating to Purchaser), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)

notify the Purchaser and the managing underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement thereto has been filed, (b) of any written comments by the SEC, or any request by the SEC or other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus, or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the SEC relating to, or which may affect, the Registration, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)

promptly notify Purchaser and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to Purchaser and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus, which shall correct such misstatement or omission or effect such compliance;

(e)

to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any Shelf Registration Statement, the Company shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner) in order to ensure that Purchaser may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment;

(f)	use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus;
(g)

promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and Purchaser agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(h)

furnish to Purchaser and each underwriter, if any, without charge, as many conformed copies as Purchaser or such underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(i)

deliver to Purchaser and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as Purchaser or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by Purchaser or underwriter (it being understood that the Company shall consent to the use of such Prospectus or any amendment or supplement thereto by Purchaser and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto);
(j)

on or prior to the date on which the applicable Registration Statement becomes effective,  use its reasonable best efforts to register or qualify, and cooperate with Purchaser, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction as any Purchaser or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1 or Section 3.2, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(k)

cooperate with Purchaser and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of Registrable Securities to the underwriters;

(l)

use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(m)

make such representations and warranties to Purchaser being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

(n)

enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as Purchaser or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(o)

obtain for delivery to Purchaser being registered and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the most recent effective date of the Registration Statement or, in the event of an Underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to Purchaser or underwriters, as the case may be, and their respective counsel;
(p)

in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to Purchaser included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(q)

cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(r)

use its reasonable best efforts to comply with all applicable securities laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(s)	provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement;
(t)

use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s equity securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(u)

make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by Purchaser, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by Purchaser or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement;
(v)

in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(w)	take no direct or indirect action prohibited by Regulation M under the Exchange Act;
(x)

take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(y)

take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Section 3.5.2. Company Information Requests.  The Company may require Purchaser to furnish to the Company such information regarding the distribution of such securities and such other information relating to Purchaser and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Registration or sale the Registrable Securities of Purchaser who unreasonably fails to furnish such information within a reasonable time after receiving such request.  Purchaser agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

Section 3.6. Underwritten Offerings.

Section 3.6.1. Shelf and Demand Registrations.  If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Sections 3.1 or 3.2, the Company shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, Purchaser and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 3.9 of this Agreement.  Purchaser shall cooperate with the Company in the negotiation of the underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof, and Purchaser shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements.  Purchaser shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Purchaser, Purchaser’s title to the Registrable Securities, Purchaser’s intended method of distribution and any other representations to be made by Purchaser as are generally prevailing in agreements of that type, and the aggregate amount of the liability of Purchaser under such agreement shall not exceed Purchaser’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

Section 3.6.2. Piggyback Registrations.  If the Company proposes to register or sell any of its securities under the Securities Act as contemplated by Section 3.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by Purchaser pursuant to Section 3.3 and, subject to the provisions of Section 3.3.2,  use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by Purchaser among the securities of the Company to be distributed by such underwriters in such Registration or sale.  Purchaser shall be party to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters and required under the terms of such underwriting arrangements. Purchaser shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Purchaser, Purchaser’s title to the Registrable Securities, Purchaser’s intended method of distribution and any other representations to be made by the Purchaser as are generally prevailing in agreements of that type, and the aggregate amount of the liability of Purchaser shall not exceed Purchaser’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

Section 3.6.3. Selection of Underwriters; Selection of Counsel.  In the case of an Underwritten Public Offering under Sections 3.1 or 3.2, the managing underwriter or underwriters to administer the offering shall be determined by the Purchaser. In the case of an Underwritten Public Offering under Section 3.3, the managing underwriter or underwriters to administer the offering shall be determined by the Company; provided that such underwriter or underwriters shall be reasonably acceptable to Purchaser.

Section 3.7. No Inconsistent Agreements; Additional Rights.   Neither the Company nor any of its subsidiaries shall hereafter enter into, and neither the Company nor any of its subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to Purchaser by this Agreement, except for that certain Amended and Restated Shareholders and Registration Rights Agreement (the “UFRF Agreement”) dated February 21, 2006, by and between by and between the University of Florida Research Foundation, Inc. and the Axogen Corporation, a subsidiary of the Company.  Without Purchaser approval, neither the Company nor any of its subsidiaries shall enter into any agreement granting registration or similar rights to any Person, and the Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement and the UFRF Agreement.

Section 3.8. Registration Expenses.   All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company,  including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA,  (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system,  (viii) all reasonable fees and disbursements of one legal counsel for the Purchaser, (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses incurred in connection with the distribution or Transfer of Registrable Securities to or by a Purchaser or its Permitted Transferees in connection with a Public Offering,  (xi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale,  (xii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xiii) all expenses related to the “road show” for any Underwritten Public Offering, including the reasonable out-of-pocket expenses of Purchaser and underwriters, if so requested.  All such expenses are referred to herein as “Registration Expenses”.  The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Section 3.9. Indemnification.

Section 3.9.1. Indemnification by the Company.  The Company shall indemnify and hold harmless, to the full extent permitted by law, Purchaser, each shareholder, member, limited or general partner of Purchaser, each shareholder, member, limited or general partner of each such shareholder, member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters ) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including any report and other document filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that Purchaser shall not be entitled to indemnification pursuant to this Section 3.9.1 in respect of any untrue statement or omission contained in any information relating to Purchaser furnished in writing by Purchaser to the Company specifically for inclusion in a Registration Statement and used by the Company in conformity therewith (such information “Selling Stockholder Information”).  This indemnity shall be in addition to any liability the Company may otherwise have.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Purchaser or any indemnified party and shall survive the Transfer of such securities by Purchaser and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to Purchaser.  The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modification) with respect to the indemnification of the indemnified parties.

Section 3.9.2. Indemnification by the Purchaser.  Purchaser agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary

Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in Purchaser’s Selling Stockholder Information.  In no event shall the liability of Purchaser hereunder be greater in amount than the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by Purchaser pursuant to Section 3.9.4 and any amounts paid by Purchaser as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

Section 3.9.3. Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it forfeits substantive legal rights by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided,  however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).  If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party.  No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld.  It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 3.9.3, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

Section 3.9.4. Contribution.  If for any reason the indemnification provided for in Section 3.9.1 and Section 3.9.2 is unavailable to an indemnified party  or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 3.9.1 and Section 3.9.2), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.9.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 3.9.4.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 3.9.1 and 3.9.2 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 3.9.4, in connection with any Registration Statement filed by the Company, Purchaser shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by Purchaser pursuant to Section 3.9.2 and any amounts paid by Purchaser as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.  If indemnification is available under this Section 3.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 3.9.1 and 3.9.2 hereof without regard to the provisions of this Section 3.9.4.  The remedies provided for in this Section 3.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 3.10. Rules 144 and 144A and Regulation S.   The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of Purchaser, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Purchaser, the Company will deliver to Purchaser a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 3.11. Existing Registration Statements.   Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to Purchaser, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify Purchaser as selling stockholders demanding the filing of a Registration Statement pursuant to the terms of this Agreement.  To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

ARTICLE IV	MISCELLANEOUS

Section 4.1. Authority;  Effect.   Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound.  This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.  The Company and its subsidiaries shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

Section 4.2. Notices.   Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by facsimile or e-mail, or (iii) sent by overnight courier, in each case, addressed as follows:

If to the Company to:

AxoGen, Inc.
13631 Progress Blvd., Suite 400

Alachua, Florida 32615
Attention: General Counsel
Telephone: (386) 462-6800
Facsimile: (386) 462-6801
Email: gfreitag@axogeninc.com

With a copy to (which shall not constitute notice):

DLA Piper LLP (US)

One Liberty Place

1650 Market Street, Suite 4900

Philadelphia, Pennsylvania 19103-7300

Attention: Fahd M.T. Riaz, Esq.
Telephone: 215.656.3316

Facsimile: 215.606.2069
Email: Fahd.Riaz@dlapiper.com

If to Purchaser, to:

Essex Woodlands Fund IX, L.P.

21 Waterway Avenue, Suite 225

The Woodlands, TX 77380

Attn: Richard Kolodziejcyk, Chief Financial Officer

rkolodziejcyk@ewhv.com

Office: (281) 364-8338

Fax: (281) 364-9755

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Attention: Thomas  Holden

thomas.holden@ropesgray.com

Office: (415) 315-2355

Fax:  (415) 315-4823

Notice to the holder of record of any Registrable Securities shall be deemed to be notice to the holder of such securities for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (i) on the date received, if personally delivered, (ii) on the date received if delivered by facsimile or e-mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (iii) two (2) Business Days after being sent by overnight courier.  Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

Section 4.3. Termination and Effect of Termination.   This Agreement shall terminate upon the date on which Purchaser no longer holds any Registrable Securities, except for the provisions of Sections 3.9 and 3.10, which shall survive any such termination.  No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination.  In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 3.9 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 4.4. Permitted Transferees.   The rights of Purchaser hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of Purchaser.  Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 4.4 will be effective unless the Permitted Transferee to which the assignment is being made, if not the Purchaser, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement.  A Permitted Transferee to whom rights are transferred pursuant to this Section 4.4 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 4.4.

Section 4.5. Remedies.   The parties to this Agreement shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder.  The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.  No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 4.6. Amendments.   This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.  This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and Purchaser.  Each such amendment, modification, extension or termination shall be binding upon each party hereto.  In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.

Section 4.7. Governing Law.   This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

Section 4.8. Consent to Jurisdiction.   Each party to this Agreement, by its execution hereof,  (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof,  (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise.  Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above.  Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction.  Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.2 hereof is reasonably calculated to give actual notice.

Section 4.9. WAIVER OF JURY TRIAL.   TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.  EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT.  ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 4.10. Merger; Binding Effect, Etc.  This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns.  Except as otherwise expressly provided herein,  neither Purchaser nor any other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

Section 4.11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

Section 4.12. Severability.   In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.  The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

Section 4.13. No Recourse.   Notwithstanding anything that may be expressed or implied in this Agreement, the Company and Purchaser covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of Purchaser or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of Purchaser or any current or future member of Purchaser or any current or future director, officer, employee, partner or member of Purchaser or of any Affiliate or assignee thereof, as such, for any obligation of Purchaser under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

 [Signature pages follow]

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first above written.

Company:	AxoGen, Inc.

By: ______________________________
Name: Greg Freitag Title: Chief Financial Officer, General Counsel & VP Business Development

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first above written.

Purchaser:	Essex Woodlands Fund IX, L.P. By: Essex Woodlands Fund IX-GP, L.P., its General Partner By: Essex Woodlands IX, LLC, its General Partner

By: ______________________________
Name: Title: Manager

EXHIBIT B

EXCLUDED COMPANIES (SECTION 4.6(b))

Endologix, Inc.

Entellus Medical, Inc.

Bioventus LLC

Oraya Therapeutics Inc.

480 Biomedical, Inc.

Arsenal Medical, Inc.

Endgenitor Technologies, Inc.

Christel House International

Essex Woodlands Fund IX, L.P. and its affiliates, other than its portfolio companies and its investment advisers.